Proxy Statement Pursuant to Section 14(a) of Securities
     Exchange Actof 1935 (Amendment No.  )

     Filed by Registrant (X)
     Filed by Party other than Registrant ( )


     Check the appropriate box:
     ( )Preliminary Proxy Statement
     ( )Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     (X)Definitive Proxy Statement
     ( )Definitive Additional Materials
     ( )Soliciting Material Pursuant to Rule 14a-11(c) or Rule
     14a-12

     MIMBRES VALLEY FARMERS ASSOCIATION, INC.
     (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box)

     (X)No fee required
     ( )Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1) Title to each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
            0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed maximum aggregate value of transaction:

     5)     Total fee paid:

     [  ] Fee paid previously with prelimiary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:

     2)     Form, Schedule or Registration Statement No.:

     3)     Filing Party:

     4)     Date Filed:

                  MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 S. Platinum
                          Deming, New Mexico  88030
                               (505) 546-2769




                                   NOTICE
                      of Annual Meeting of Shareholders
                       To Be Held on October 27, 1999



     To the Shareholders:

             The 1999 Annual Meeting of the Shareholders of Mimbres Valley Farmers Association, Inc., a New Mexico Corporation (the "Company"), will be held on October 27, 1999 at 10 a.m. at the Deming Civic Center, 110 South Diamond, Deming, New Mexico, for the following purposes:

             1.      To approve Jones & Company as the
                Company's accountant representative;
               and

              2. To transact such business as may properly come before the Annual Meeting or any adjournment thereof, including proposals to adjourn from time to time. Management is not currently aware of any other business to come before the Annual Meeting.

             Holders of Common Stock of record at the close of business on September 2, 1999 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

             The officers and directors of the Company cordially invite you to attend the Annual Meeting. Even if you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. Please direct your attention to the attached Proxy Statement.

      By Order of the Board of Directors
      /s/ James E. Keeler
      President

     Deming, New Mexico
     October 7, 1999

     Attachments:    (1)     Proxy Statement
              (2)    Proxy
              (3)    Annual Report on Form 10-KSB


          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

        PLEASE MARK, DATE, SIGN AND MAIL YOUR ENCLOSED PROXY PROMPTLY

TO HELP US UPDATE OUR INFORMATION WE NEED YOUR CURRENT ADDRESS
AND PHONE NUMBER.

                  MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 S. Platinum
                          Deming, New Mexico  88030
                               (505) 546-2769



                               PROXY STATEMENT


                                INTRODUCTION

            The Board of Directors (the "Board") of Mimbres
     Valley Farmers Association, Inc., a New Mexico Corporation
     (the "Company") is furnishing you this Proxy Statement and soliciting your proxy in connection with the Annual Meeting of Shareholders to be held at the Deming Civic Center, 110
     South Diamond, Deming, New Mexico, on October 27, 1999, at
     10:00 a.m. or at any adjournments thereof, for the purposes stated in the enclosed Notice of Annual Meeting (the
     "Notice"). The Company is mailing the proxy materials on or about October 7, 1999, to holders of shares of Common Stock of the Company of record at the close of business on September 2, 1999, (the "Record Date").

            At the close of business on the Record Date, the Company had 13,776 shares of Common Stock outstanding. The
     Company does not know of any person who owns 5% or more of the common stock as of the Record Date

            To simplify the language in this document, the "Company" means Mimbres Valley Farmers Association, Inc., and "you" means the Shareholder, and the person or entity that signs the Proxy.

            The Company will bear the cost of soliciting the proxies. In addition to the use of the mail, the Company's officers and directors or their representatives may solicit proxies by personal interview, telephone or telegraph. The Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies.

     VOTING AND VOTE REQUIRED

            Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. In accordance with the Company's Bylaws, the presence, either in person or by properly executed proxy, of the holders of record of ten percent (10%) of the voting power of the issued and outstanding Common Stock who are entitled to vote, will constitute a quorum at the Annual Meeting.

      If you properly sign and return the enclosed proxy to the Company in time to be voted at the Annual Meeting, your shares of common stock will be voted as you specify on the proxy, unless you properly revoke the proxy prior to or at the beginning of the Annual Meeting as described below. If you do not make any specification in your proxy as to any one or more of the proposals, the shares represented by your proxy will be voted for any other matters that may come before the Annual Meeting at the discretion of the proxy holders.

            You may revoke your proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

      The Board will duly appoint certain individuals to act as inspectors of election for the Annual Meeting. The inspectors of election will tabulate all of the votes cast at the Annual Meeting. The inspector of election for the Annual Meeting will treat shares of common stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of common stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or
     (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

     The approval and ratifiction of the accountant representive as presented in Proposal 1 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting an identitled to vote theron. Abstentions and broker non-votes as to Proposal 1 have the same effect as a vote against the Proposal.

      If any matters other than those stated in the Notice are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise.

     The Company does not
     have any knowledge of any matters to be presented for vote by the shareholders of the Company at the Annual Meeting.

     APPOINTMENT OF ACCOUNTANT REPRESENTATIVE
     (Proposal No. 1)

            On June 26, 1998, the Company engaged Torres, Jones & Company, PC, now Jones & Company, PC ("Jones & Company) as the principal accountant to audit the Company's financial statements. The stockholders ratified the appointment by the Board of Directors as the independent auditors of the Company at th last Annual Meeting of the Stockholders (October 21, 1998).

            Subject to the stockholder ratification, the Board of Directors has also appointed Jones & Company as the accountant representative of the Company. The Company determined that Jones & Company provided the best overall service at a reasonable cost. If the Shareholders do not ratify this appointment, the Board will consider other accountant representatives. A representative of Jones & Company will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
     APPROVAL AND RATIFICATION OF THE APPOINTMENT OF JONES &
     COMPANY PC AS THE ACCOUNTANT REPRESENTATIVE OF THE COMPANY.

                                OTHER MATTERS

     STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

            Any proposals of Shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than June 3, 2000, if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting. With respect to proxies received by the Company's management for the 2000 Annual Meeting, management may exercise its discretionary voting authority on any shareholder proposal that is received at the Company's principal executive offices after August 17, 2000.

     INCORPORATION OF FORM 10-KSB BY REFERENCE

            The Company's 1999 Annual Report on Form 10-KSB, which is attached, is incorporated into this proxy statement by reference.

     OTHER BUSINESS

            At the date of this Proxy Statement, the Board is not informed of any matters, other than those stated above, that may be at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such matters.

            Directions to the site of this year's Annual Meeting at the Deming Civic Center, 110 South Diamond, Deming, New
     Mexico, can be obtained by contacting the Company at its principal executive offices or at (505) 546-2769.

     By Order of the Board of Directors
     /s/ James E. Keeler
     President
     Deming, New Mexico

                  MIMBRES VALLEY FARMERS ASSOCIATION, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints James E. Keller and Dean Stovall, or either one of them acting in the absence of the other, with full power of substitution, as Proxies to vote all shares of Common Stock of Mimbres Valley Farmers Association, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on October 27, 1999 and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

     The Board of Directors strongly recommends that you vote to approve and ratify the selection of accountant representative set forth below:

     1.     APPROVAL AND RATIFICATION OF APPOINTMENT OF
            JONES & COMPANY PC AS ACCOUNTANT REPRESENTATIVE
            OF THE COMPANY.

         _____ FOR
         _____ AGAINST
         _____ ABSTAIN

     2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         (Please sign and date the other side)


     PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED
     ENVELOPE.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL AND RATIFICATION OF THE ACCOUNTANT REPRESENTATIVE NAMED IN ITEM 1 ABOVE AND IN THE PROXIES' DISCRETION ON MATTERS ARISING UNDER ITEM 2 ABOVE.


                                DATE:
                                         , 1999.



                                (Signature)



                                (Signature)

                          Please sign as name appears
                          on stock certificate. When signing
                          as executor,administrator, attorney,
                          trustee or guardian, please give
                          full title as such. If a corporation,
                          please sign in full corporate name by
                          president or other authorized officer.
                          If a partnership or limited liability
                          company, please sign in partnership
                          or limited liability company name by
                          authorized person. If a joint tenancy,
                          please have both joint tenants sign.